Investor Presentation August 2026 Exhibit 99.2

Legal Disclaimers Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, are forward-looking statements, including but not limited to statements regarding: our expectations regarding our clinical development and regulatory plans; our belief that DURAVYU™ is on track and well-positioned to be the first-to-market among all investigational sustained release treatments for the two largest retinal disease markets, wet AMD and DME; our belief that DURAVYU is the only TKI in development for DME; our belief that DURAVYU is uniquely positioned to potentially address both VEGF-mediated vascular leakage and IL-6 mediated inflammatory drivers of DME as a sustained delivery therapy; our belief that DURAVYU’s potential real-world application in multiple retinal disease indications and established, de-risked trial designs position DURAVYU for clinical and commercial success; our expectations regarding the timing of the availability and release of wet AMD and DME clinical data; our financial position and expected cash runway; our belief that DURAVYU has the potential to maintain a majority of patients with active disease with no supplemental anti-VEGF therapy for six months or longer; our beliefs regarding potential market opportunity for DURAVYU in wet AMD and DME; our ability to scale operations at our commercial manufacturing facility in Northbridge, Massachusetts; our expectations that our manufacturing facility will continue to meet FDA and EMA standards and support commercialization efforts of DURAVYU upon regulatory approval; our expectations regarding the timing and clinical and regulatory development of our other product candidates; and other statements regarding the Company’s future plans, objectives, strategies and beliefs, including the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause EyePoint’s actual results to be materially different than those expressed in or implied by EyePoint’s forward-looking statements. For EyePoint, these risks and uncertainties include the timing, progress and results of the Company’s clinical development activities; uncertainties and delays relating to communications with the U.S. Food and Drug Administration and the ability to obtain regulatory approval from FDA for the commercialization of DURAVYU; unanticipated costs and expenses; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the risk that results of clinical trials may not be predictive of future results, and interim and preliminary data are subject to further analysis and may change as more data becomes available; unexpected safety or efficacy data observed during clinical trials; uncertainties related to the regulatory authorization or approval process, and available development and regulatory pathways for approval of the Company’s product candidates; changes in the regulatory environment; disruptions at the FDA; changes in U.S. and international trade policies; changes in expected or existing competition; the success of current and future license agreements; our dependence on contract research organizations, and other outside vendors and service providers; product liability; the impact of general business and economic conditions; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; delays, interruptions or failures in the manufacture and supply of our product candidates, including due to unanticipated regulatory compliance issues or warning letters relating to the Company’s manufacturing facilities; the availability of and the need for additional financing; our ability to obtain additional funding to support our clinical development programs; uncertainties regarding the FDA warning letter pertaining to the Company’s Watertown, Massachusetts manufacturing facility; and other factors described in our filings with the Securities and Exchange Commission (SEC). More detailed information on these and additional factors that could affect our actual results are described in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as revised or supplemented by our Quarterly Reports on Form 10-Q and other documents filed with the SEC. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. EyePoint undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

A Leader in Sustained Release Drug Delivery for Retinal Disease

DURAVYU™ Phase 3 wet AMD trials
LUGANO and LUCIA topline data anticipated beginning in August 2026

DURAVYU™ Phase 3 DME trials
COMO and CAPRI enrollment complete with topline data anticipated Q4 2027

Positive safety and efficacy data for DURAVYU™ in 190+ patients across four Phase 1 & 2 trials

Veteran leadership team with 3+ decades of expertise across clinical drug development, commercialization and manufacturing

Commercial manufacturing scale-up underway in state-of-art facility in Northbridge, MA, USA

$180M in cash and investments supports operational runway into Q4 2027[1]

DURAVYU™ has been conditionally accepted by the FDA as the proprietary name for DURAVYU. DURAVYU is an investigational product; it has not been approved by the FDA.
FDA approval and the timeline for potential approval is uncertain. These data are preliminary. Conclusive evidence of efficacy and safety of DURAVYU will require further investigation in well-controlled Phase 3 clinical trials.

1.Unaudited estimate as of June 30, 2026.
AMD, age-related macular degeneration; DME, diabetic macular edema

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EYEPOINT

3

DURAVYU™ in Phase 3 Trials For the Two Largest Retinal Disease Markets

Durasert E™ Programs	Indication	Discovery	Pre-Clin	Phase 1	Phase 2	Phase 3	Anticipated Milestone
DURAVYU™ (vorolanib intravitreal insert a/k/a EYP-1901)	Wet AMD	LUGANO and LUCIA fully enrolled					LUGANO topline in August 2026; LUCIA topline in 4Q'26
	DME	COMO and CAPRI fully enrolled					COMO and CAPRI topline in 4Q'27
Undisclosed	Retinal diseases						

Wet AMD and DME represent a combined $15B+ global market opportunity and >80% of the total branded retinal market

DURAVYU (EYP-1901) is an investigational product. The safety and efficacy of EYP-1901 has not been established and the US FDA has not approved EYP-1901. The materials discussed in this presentation do not predict future FDA approval. Conclusive evidence of efficacy and safety of EYP-1901 will require further investigation in well-controlled Phase 3 clinical trials.

AMD, wet age-related macular degeneration; DME, diabetic macular edema; FDA, Food and Drug Administration

EyePoint

© 2026 EyePoint. All Rights Reserved.

4

Products Addressing Unmet Needs in Retinal Disease Capture Meaningful Market Share in $15B Anti-VEGF Market

Total Global Branded Anti-VEGF Sales[1]



$0.6B
$2.6B
$4.3B
$9.2B
$9.6B
$9.4B
$9.5B
$3.6B
$3.0B
$2.0B
$1.2B
2021
2022
2023
2024
LUCENTIS
EYLEA (incl. HD)
VABYSMO

Modest improvements in **durability** and **disease control** are **rewarded by the market**

	LUCENTIS RANIBIZUMAB INJECTION	EYLEA (aflibercept) Injection	VABYSMO faricimab-svoa injection 6 mg
Durability	~30 days[2]	~44 days[3]	~57 days[3]
Year 3 Sales	$1.8B	$3.3B	$4.3B

1. Publicly reported sales; 2. Lucentis package insert; 3. Khanani et. al, The Real-World Efficacy and Safety of Faricimab in Neovascular Age Related Macular Degeneration: TRUCKEE Study – 2 Year Results
VEGF, vascular endothelial growth factor.

EyePoint

© 2026 EyePoint. All Rights Reserved.

5

Longer Duration and New MOA are Key Unmet Needs in the Current Retinal Disease Treatment Paradigm Insert not drawn to scale and is enlarged for illustrative purposes. The investigational dose for phase 3 trials is 2.7mg (two inserts) administered with one injection. MOA, mechanism of action; IL-6, interleukin 6; VEGF, vascular endothelial growth factor; TKI, tyrosine kinase inhibitor; IVT, intravitreal Potential Solution vorolanib (multi-MOA TKI) DURAVYU Many patients still lose vision despite available anti-VEGF biologic therapies Unmet Needs VEGF suppression is not the entire story – multi-target therapies may improve disease control Effective, durable disease control 1 Suppression of inflammation via IL-6 2 Durasert E™ (bioerodible IVT insert) Sustained drug release for ≥6 months

Vorolanib Features a Multi-MOA, Potentially Addressing Both Vascular Leakage and Inflammation Data on file. Bakri SJ, et al. PLoS One. 2024;19(6):e0304782. IL-6 (R), interleukin 6 (receptor); JAK, janus kinase; MOA, mechanism of action; PDGF(R), platelet-derived growth factor (receptor); PLGF, placental growth factor; TKI, tyrosine kinase inhibitor; VEGF(R), vascular endothelial growth factor (receptor). VEGFRs and PDGFR play a prominent role in angiogenesis Vorolanib works at the receptor level to block signaling from all VEGF isoforms as well as PDGF IL-6 signaling is pro-inflammatory, and promotes vascular leakage and neovascularization Vorolanib inhibits IL-6 signaling by targeting the JAK kinases particularly JAK-1

Durasert E™: A Next Generation in Sustained-Release Intravitreal Drug Delivery

Over 3 decades of innovation in sustained-release drug delivery

Vitrasert®
(ganciclovir IVT)[1,a]

Retisert®
(fluocinolone acetonide)[2]

ILUVIEN®
(fluocinolone acetonide)[3]

YUTIQ®
(fluocinolone acetonide)[4]

DURAVYU
(vorolanib IVT insert)

Phase 1 **DAVIO**[5]
Phase 2 **DAVIO 2**
Phase 2 **PAVIA**

Low payload (up to 1030 µg/insert)

DURAVYU™
(vorolanib IVT insert; a/k/a EYP-1901)

Phase 2 VERONA
Phase 3 LUGANO/LUCIA
Phase 3 COMO/CAPRI

Higher payload (94% drug)
(1343 µg/insert)

APPROVED NONERODIBLE | Durasert®

INVESTIGATIONAL BIOERODIBLE | Durasert E™

Durasert® technology has demonstrated consistent safety in thousands of eyes across 4 FDA-approved products

Insert not drawn to scale, for illustrative purposes only. a Vitrasert now discontinued. 1. Wykoff CC, et al. J Vitreoretin Dis. 2024;8(5):577–86. 2. Bausch and Lomb (2025). RETISERT (fluocinolone acetonide intravitreal implant). [Available at: Prescribing Information - RETISERT]. 3. Alimera Sciences (2016). ILUVIEN® (fluocinolone acetonide intravitreal implant). [Available at: Prescribing Information – ILUVIEN]. 4. Alimera Sciences (2023). YUTIQ® (fluocinolone acetonide intravitreal implant). [Available at: Prescribing Information - YUTIQ]. 5. Patel S, et al. Ophthalmol Sci. 2024;4(5):100527.
IVT, intravitreal; ClinicalTrials.gov identifiers: DAVIO NCT04747197; DAVIO 2 NCT05381948; PAVIA NCT05383209; VERONA NCT06099184; LUGANO NCT06668064; LUCIA NCT06683742.

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EYEPOINT

8

DURAVYU™: Potential Best-in-Class TKI for Retinal Disease

DURAVYU™

vorolanib in bioerodible Durasert E™



Insert not drawn to scale and is enlarged for illustrative purposes.

Each IVT insert is:

94% drug / 6% matrix
1/5000th of vitreous volume
No PEG/PLGA

- Inhibition of VEGF receptors, PDGF and pro-inflammatory IL-6–mediated signaling[a]
- Therapeutic levels of vorolanib reached within hours[1,a]
- Consistent daily dosing with target inhibition for ≥6 months
- Full elution of vorolanib before matrix bioerosion; no free-floating drug particles
- No cold storage required unlike approved biologics; pre-loaded IVT syringe injector

The investigational dose for phase 3 trials is 2.7mg (two inserts) administered with one injection.
a. Data from preclinical studies. Following a single DURAVYU 900 µg dose in Dutch-Belted rabbits, vorolanib reached concentrations exceeding IC50 in the choroid and retina within hours of administration. 1. Wykoff CC, et al. J Vitreoretin Dis. 2024;8(5):577–86.
TKI, tyrosine kinase inhibitor; MOA, mechanism of action; VEGF, vascular endothelial growth factor; PDGF, platelet-derived growth factor; IL-6, interleukin 6; IVT, intravitreal; PEG, polyethylene glycol; PLGA, polylactic-co-glycolic acid.

EyePoint

© 2026 EyePoint. All Rights Reserved.

9

DURAVYU Has Demonstrated a Consistent Favorable Safety Profile Across Multiple Clinical Trials

No DURAVYU-related safety concerns in >190 patients across four completed clinical trials

DURAVYU Patient n	Trial	Indication	Outcome
17	**DAVIO** Phase 1	Wet AMD	• Stable vision and OCT • 74% reduction in treatment burden*
102	**DAVIO 2** Phase 2	Wet AMD	• Statistical non-inferiority in BCVA compared to aflibercept in difficult-to-treat population • ~80% reduction in treatment burden*
51	**PAVIA** Phase 2	NPDR	• Favorable safety and tolerability profile*
21	**VERONA** Phase 2	DME	• Rapid and sustained improvements in vision and anatomical control*

Based on interim masked safety data across all four ongoing Phase 3 trials, the observed **safety profile is consistent** with previous DURAVYU clinical trials[1]

* Based on a single dose of DURAVYU
1. EyePoint. Press release May 14, 2026: EyePoint Announces Third Consecutive Positive DSMC Recommendation for Phase 3 Wet AMD Trials for DURAVYU™, Building Confidence Ahead of Mid-2026 Topline Data [Available online].
ClinicalTrials.gov identifiers: DAVIO NCT04747197; DAVIO 2 NCT05381948; PAVIA NCT05383209; VERONA NCT06099184. Data on file.
AMD, age-related macular degeneration; OCT, optical coherence tomography; NPDR, non proliferative diabetic retinopathy; DME, diabetic macular edema

© 2026 EyePoint. All Rights Reserved.

EYEPOINT

10

DURAVYU for Wet AMD Phase 3 program designed to transform the treatment paradigm through durable disease control and a new multi-moa

DURAVYU Phase 3 Trials in Wet AMD Supported by DAVIO 2 Results: All Primary and Secondary Endpoints Were Achieved

DAVIO 2 Endpoints in Wet AMD*	2mg	3mg
☑ **Primary**: Statistically significant non-inferior change in BCVA vs. aflibercept	- 0.3 letters	- 0.4 letters
☑ **Secondary:** Change in BCVA vs. baseline	+1.0 letters	+0.9 letters
☑ **Secondary:** Favorable safety profile	No drug-related safety concerns	
☑ **Secondary:** Reduction in treatment burden vs. aflibercept	82%	76%
☑ **Secondary:** Reduction in treatment burden vs. 6 mos. prior	89%	85%
☑ **Secondary:** Supplement-free up to 6 months	63% 88% of eyes had 0 or 1 supplemental injections	63% 83% of eyes had 0 or 1 supplemental injections
☑ **Secondary:** Anatomical control vs. aflibercept	+12.4um	+5.2um

*DAVIO 2 population entered trial requiring more frequent annual injections (10) than the average US wet AMD patient (6)[1]

Note: 6 month timing is post-DURAVYU dosing (8 months of data)
1. NIH Current and Upcoming Anti-VEGF Therapies and Dosing Strategies for the treatment of neovascular AMD: a comparative review, Saira Khanna et al, Dec. 2019.
AMD, age-related macular degeneration; BCVA, best-corrected visual acuity

EYEPOINT®
© 2026 EyePoint. All Rights Reserved.

12

LUGANO and LUCIA: Clinically Rigorous Pivotal Phase 3 Wet AMD Program Following Established Non-Inferiority Regulatory Path

Key Elements of Phase 3 Trial Design:

- Informed by the **Phase 1 'DAVIO'** and **large Phase 2 'DAVIO 2'** trials
- **Developed in alignment** with the FDA and EMA
- **Patient-centric design;** all patients receive active treatment with goal of **maintaining or improving vision**
- Key secondary endpoints include **safety** and **statistical superiority** in **reduction in treatment burden** vs. on-label aflibercept
- **Evaluating every 6-month dosing** for potential unlimited redosing label

LUGANO & LUCIA

- **Three consecutive positive DSMC reviews with no protocol changes required**
- **Over 900 patients enrolled**
- **Topline data expected for LUGANO in August 2026; LUCIA in Q4 2026**

Clinical trial identifiers: LUGANO NCT06668064; LUCIA NCT06683742. Data on file.
AMD, age-related macular degeneration; TKI, tyrosine kinase inhibitor; DSMC, data safety monitoring committee; FDA, U.S. Food and Drug Administration; EMA, European Medicines Agency

EyePoint

© 2026 EyePoint. All Rights Reserved.

13

Pivotal Trial Design Follows Established Non-Inferior Regulatory Pathway

LUGANO
&
LUCIA

Pivotal Phase 3 Trials of Repeat-Dose DURAVYU vs On-Label Aflibercept



Primary endpoint
Blend W52 & W56
~400 patients per trial
DURAVYU dosing
DURAVYU dosing
DURAVYU dosing
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36
W40
W44
W48
W52
W56
W60 to W76
W80
W84 to W92
W96 EOS
DURAVYU 2.7 mg
Aflibercept 2 mg q8W
R 1:1
Supplemental aflibercept per prespecified criteria (all arms)
DURAVYU dosing + aflibercept
Aflibercept + sham injection for masking
DURAVYU dosing
Sham injection for masking
Scheduled aflibercept
Scheduled visit
Continued sham or aflibercept q8W

Primary endpoint	Non-inferior (NI) mean change in BCVA from Day 1 to W52 and W56 (blended) vs aflibercept control (NI margin of -4.5 letters)
Secondary endpoints	• Safety • Reduction in treatment burden (superiority vs on-label aflibercept) • Percent of eyes supplement-free • Anatomical stability

DURAVYU dosing consists of 2 inserts delivered in a single injection.
AMD, age-related macular degeneration; BCVA, best-corrected visual acuity; D, day; W, week; EOS, end-of-study; q6M, every 6 months; q8W, every 8 weeks; R, randomization

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14

Key Refinements from Phase 2 Trial Drives Confidence in Phase 3 Wet AMD Program

	DAVIO 2	LUGANO / LUCIA		
Patient Population	100% previously treated	75% treatment naïve, 25% previously treated	➡	• Potential for broader label • Treatment naïve population includes easier to treat patients, which may lead to fewer supplemental injections
Supplement Criteria	5 separate and independent criteria, including Investigator discretion	2 supplement criteria*	➡	• Protect BCVA non-inferiority endpoint • Supplements focused on addressing disease activity • 8% reduction in treatment burden required to achieve statistical superiority of secondary endpoint
Dosing	Single dose	Every 6 months redosing	➡	• Two doses before primary endpoint • Potential unlimited redosing label

LUGANO / LUCIA studies are sized for 90% powering

*Phase 3 supplement criteria as defined by protocol include (i) >5 letters loss in vision and ≥75 microns of new fluid and/or (ii) new hemorrhage due to wet AMD
AMD, age-related macular degeneration; BCVA, best-corrected visual acuity

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EYEPOINT

15

DURAVYU in Wet AMD: Retrospective Subgroup Analysis of DAVIO 2 Patients Reflects Supportive Outcomes in BCVA and OCT

BCVA Change from Baseline, DAVIO 2 Patients Eligible for Phase 3



Change in ETRDS letters
5.0
0.0
-5.0
Day 1
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24
Week 28
Week 32
+2.8
+1.7
+1.4

DAVIO 2 Total Pt. Population

2mg: +1.0
3mg: +0.9

CST Change from Baseline, DAVIO 2 Patients Eligible for Phase 3



CST Change, in microns
50
30
10
-10
-30
-50
Day 1
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24
Week 28
Week 32
+18.0 um
+8.9 um
+0.8 um
DURAVYU 2mg (n=29)
DURAVYU 3mg (n=31)
aflibercept 2mg (n=32)

DAVIO 2 Total Pt. Population

2mg: +17.8 um
3mg: +10.6 um

This retrospective and unplanned subgroup analysis is not predictive of the outcome of the Phase 3 program. DURAVYU is not approved in any country and its safety and efficacy have not been established.
Data on file. Data includes patients in DAVIO 2 with baseline BCVA of 35-78 letters.
BCVA, best-corrected visual acuity; CST, central subfield thickness; ETDRS, Early Treatment of Diabetic Retinopathy Study

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EYEPOINT

16

DURAVYU for DME Phase 3 program underway in second largest retinal disease market

COMO and CAPRI: Phase 3 DME Program Designed to Enable Potential Global Regulatory and Commercial Success First patients dosed in both trials in February 2026 Full enrollment in July 2026 Topline data expected in 4Q 2027 Key Elements of Phase 3 Trial Design: Informed by positive Phase 2 VERONA trial Aligned with the FDA and EMA on the pivotal program; established non-inferiority regulatory path Leverages existing clinical trial infrastructure from LUGANO/LUCIA High physician enthusiasm with participation from all ~90 sites invited from wet AMD Program With 240 patients each, trials leverage wet AMD program safety outcomes, enabling efficient execution & AMD, age-related macular degeneration; DME, diabetic macular edema; FPI, first patient in

Phase 3 Pivotal Trials in DME: Designed to Evaluate Non-Inferiority of DURAVYU vs On-Label Aflibercept Control

COMO & CAPRI



Primary endpoint
Blend W52 & W56
DURAVYU dosing
DURAVYU dosing
DURAVYU dosing
D1
W4
W8
W12
W16[1]
W20
W24
W28
W32
W36
W40
W44
W48
W52
W56
W60 to W68
W72
W76 to W84
W88 EOS
DURAVYU 2.7 mg
Aflibercept 2 mg q8W
~240 patients per trial
R 1:1
Supplemental anti-VEGF per prespecified criteria (all arms)[1]
DURAVYU dosing + aflibercept
Aflibercept + sham injection for masking
DURAVYU dosing
Sham injection for masking
Scheduled aflibercept
Scheduled visit
Continued sham or aflibercept q8W

Primary endpoint	Difference in mean change in BCVA from Day 1 to W52 and W56 (blended) vs aflibercept control
Secondary endpoints	• Safety • Reduction in treatment burden (superiority vs on-label aflibercept) • Percent of eyes supplement-free • Anatomical stability

DURAVYU dosing consists of 2 inserts delivered in a single injection. 1. Criteria for supplemental injection assessed starting after Week 16 and at every subsequent visit.
D, day; W, week. EOS, end of study; q8W, every 8 weeks; R, randomization; DME, diabetic macular edema; BCVA, best-corrected visual acuity

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EYEPOINT

19

Phase 2 VERONA: Single DURAVYU 2.7mg Treatment Demonstrated Meaningful Vision and Anatomical Improvement as Early as Week 4 BCVA, best-corrected visual acuity; CST, central subfield thickness; ETDRS, Early Treatment Diabetic Retinopathy Study;. VERONA Clinicaltrials.gov Identifier: NCT06099184. Data on file. Mean Change in BCVA vs Aflibercept +7.1 +7.3 −75.9 um −43.7 um Mean Change in CST vs Aflibercept DURAVYU 2.7mg -32.2 µm Single dose on Day 1 BCVA Change from Baseline CST Change from Baseline DURAVYU 2.7mg -0.2 letters +10.1* DURAVYU 2.7mg +2.8 letters* *Data excludes one outlier patient. Outlier patient was removed from analysis because the patient missed multiple visits including the Week 20 visit resulting in vision loss of >20 letters at the Week 24 visit. Change in ETRDS letters

DURAVYU 2.7mg in Supplement-Free Eyes Achieved Similar BCVA as Anti-VEGF + Anti-IL-6 Dosed Monthly*

BCVA: VERONA DME results superimposed on BARDENAS Phase 2 Trial of anti-IL6 (vamikibart)



15
10
5
0
-5
BCVA mean change from baseline, ETDRS letters
BARDENAS: Q4W dosing
VERONA
VERONA Study End
Single DURAVYU dose + aflibercept 2 mg on Day 1
Day 1
Wk 4
Wk 8
Wk 12
Wk 16
Wk 20
Wk 24

Comparable VA with:

TWO INJECTIONS	TWELVE INJECTIONS
DURAVYU 2.7 mg single dose + aflibercept 2 mg single dose in VERONA	Vamikibart 1.0 mg Q4W + ranibizumab 0.5 mg Q4W in BARDENAS

BARDENAS
- Vamikibart 1.0 mg + ranibizumab 0.5 mg Q4W
- Ranibizumab 0.5 mg Q4W

VERONA (Supplemental-free subgroup)
- DURAVYU 2.7 mg, single dose (n=7/11)

*** Cross-trial comparisons are presented for informational purposes only. These studies were conducted independently and were not designed for direct comparison. Differences in study design, patient populations, baseline characteristics, treatment history, endpoints, assessment methods, and follow-up duration may affect outcomes. No conclusions regarding comparative efficacy or safety should be drawn from these analyses.**

BARDENAS Phase 2 clinical trial results adapted from Roche's Pharma Day presentation, September 22, 2025 [Available Online]. Data depicted represent adjusted mean change from baseline in BCVA with 95% confidence intervals. Data points are slightly offset to distinguish error bars. Primary endpoint at Week 44/48, averaged. In VERONA, supplement-free is defined as patients who did not receive a supplement at any point during the study. VERONA Clinicaltrials.gov Identifier: NCT06099184. Data on file.
BCVA, best-corrected visual acuity; ETDRS, Early Treatment Diabetic Retinopathy Study; Q4W, every 4 weeks; VA, visual acuity; Wk, week.

EYEPOINT

© 2026 EyePoint. All Rights Reserved.

21

Dose-Dependent Reduction in Macular Leakage Area with a Single DURAVYU Injection in DME

Macular leakage is a biomarker of vascular instability in DME

Vascular Leakage Area Change from Baseline to Week 24[1]



DURAVYU 1.3 mg
n = 10
DURAVYU 2.7 mg
n = 11
Aflibercept 2.0 mg
n = 6
0
-1
-2
-3
-4
Mean change from baseline to Week 24, mm²
-2.02 mm²
-3.14mm²
-0.66 mm²

Case: DURAVYU 2.7 mg Treatment



Baseline
Week 24

Marked reduction in leakage area at Week 24 after a single DURAVYU 2.7 mg dose and no supplementation

Illustrative patient case; not representative of all observed cases or predicative of treatment outcomes
1. Change from baseline in vascular leakage (mm2) in the macula and in the total retinal area. Full analysis set. DME, diabetic macular edema.
VERONA Clinicaltrials.gov Identifier: NCT06099184. Data on file.

© 2026 EyePoint. All Rights Reserved.

22

Continued Drying at Week 24 with Improved BCVA After a Single DURAVYU 2.7mg Dose and No Supplementation Illustrative patient case; not representative of all observed cases or predicative of treatment outcomes. BCVA, best-corrected visual acuity; CST, central subfield thickness; D, day; VA, visual acuity; VEGF, vascular endothelial growth factor. VERONA Clinicaltrials.gov Identifier: NCT06099184. Data on file. Week 4 BCVA: 74 letters CST: 360 µm Week 16 BCVA: 80 letters CST: 316 µm Week 24 BCVA: 80 letters CST: 334 µm Anti-VEGF Injections Before and After Treatment Aflibercept + DURAVYU 2.7 mg Months Washout Day 1 2 1 4 5 6 3 -1 -3 -2 -5 -4 -7 -6 -8 -10 -9 -12 -11 Bevacizumab No injection Supplemental injection Faricimab Last Visit Aflibercept + DURAVYU Patient presented with fluid at Screening and Day 1 Fluid dried after a single dose of DURAVYU Vision improved by +8 letters Screening (D−14) BCVA: 72 letters CST: 336 µm DURAVYU Scheduled aflibercept Supplemental aflibercept BCVA: 73 letters CST: 437 µm Day 1

Commercial Manufacturing Facility Built to Support DURAVYU Through Potential NDA Approval and U.S. Commercial Launch NDA, New Drug Application; FDA, Food and Drug Administration; EMA, European Medicines Agency USA based in Northbridge, MA Built to US FDA and EU EMA standards DURAVYU registration batches completed to support anticipated NDA filing Built to EyePoint specifications by landlord preserving upfront cash investment 41,000sf dedicated facility

DURAVYU™: Potential to be the First To Market and Best in Class TKI in Largest Retinal Disease Markets Vorolanib, a multi-MOA TKI with potential every 6-month dosing Extensive Phase 1 and 2 efficacy data in wet AMD and DME Favorable safety and tolerability with no drug-related safety concerns across four clinical trials LUGANO topline data in wet AMD expected in August 2026 and LUCIA in Q4 2026 Phase 3 DME program enrollment complete with topline data in Q4 2027

Investor Presentation August 2026